Exhibit 32.1

Certification of Principal Executive Officer and Financial and Accounting Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Robert Eakle, the Chief Executive Officer and Chief Financial Officer of Alkame Holdings, Inc., a Nevada corporation (the "Company"), hereby certify, that, to my knowledge:

1.

The Annual Report on Form 10-K for the period ended December 31, 2016 (the "Report") of the Company fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934; and

1.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 24, 2019

By: /s/ Robert Eakle Name: Robert Eakle Title: Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)